UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 11, 2010
NUVEEN INVESTMENTS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other	1-11123 (Commission File Number)	36-3817266 (IRS Employer
jurisdiction of		Identification
incorporation)		Number)

333 West Wacker Drive, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)
(312) 917-7700
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.02 Results of Operations and Financial Condition.
     The information in Item 2.02 of this Report shall be deemed “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing. Unless otherwise indicated, the terms “we”, “us”, “our”, “the Company” and “Nuveen Investments” refer to Nuveen Investments, Inc. and, where appropriate, its subsidiaries.
As previously announced, Nuveen Investments will host a conference call to discuss its second quarter 2010 results on Thursday, August 12, 2010 at 10:00 am central time. To access this call live or to listen to an audio replay, visit the investor relations section of the Company’s website at www.nuveen.com.
The following schedules summarize the Company’s results and are intended to accompany the conference call. Table 1 details sales, net flows, and assets under management for the first and second quarters of 2010 and all quarters in 2009. Table 2 reconciles Adjusted EBITDA as defined by our Bank Credit Agreement to income before taxes for Q2 2010, Q2 2009 and the last twelve month period, which includes the last two quarters of 2009 and the first two quarters of 2010.

TABLE 1
Nuveen Investments
Sales, Net Flows and Assets Under Management
For the Periods Ended December 31, 2009, and June 30, 2010
Unaudited

	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Total	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Total

Gross sales (in millions):
Mutual funds	$1,339	1,990	2,348	2,129	7,806	$2,225	2,225	—	—	4,450
Managed accounts-retail	2,270	2,584	2,044	2,326	9,224	2,044	1,904	—	—	3,948
Managed accounts-institutional	1,762	1,722	1,804	3,522	8,811	2,807	7,063	—	—	9,870
Closed-end funds	166	141	254	671	1,232	186	743	—	—	929

Total funds and accounts	$5,537	6,437	6,450	8,649	27,072	$7,262	11,935	—	—	19,197

Net Flows (in millions):
Mutual funds	$303	1,057	1,395	980	3,736	$1,024	1,018	—	—	2,043
Managed accounts-retail	(1,770)	(44)	(338)	(110)	(2,263)	(97)	(387)	—	—	(484)
Managed accounts-institutional	289	(290)	(2,159)	1,091	(1,068)	222	5,075	—	—	5,297
Closed-end funds	(632)	77	377	946	767	190	752	—	—	942

Total funds and accounts	$(1,811)	801	(725)	2,907	1,172	$1,339	6,458	—	—	7,797

Managed funds and accounts (in millions):
Assets under management:
Beginning of period	$119,223	115,334	127,815	140,979	119,223	$144,796	150,102	—	—	144,796
Sales — funds and accounts	5,537	6,437	6,450	8,649	27,072	7,262	11,935	—	—	19,197
Dividend reinvestments	70	107	118	182	477	94	145	—	—	238
Redemptions and withdrawals	(7,418)	(5,743)	(7,293)	(5,924)	(26,377)	(6,016)	(5,622)	—	—	(11,638)

Total net flows into funds and accounts	(1,811)	801	(725)	2,907	1,172	1,339	6,458	—	—	7,797
Appreciation / (depreciation) of managed assets	(2,079)	11,681	13,889	910	24,400	3,967	(6,326)	—	—	(2,358)

End of period	$115,334	127,815	140,979	144,796	144,796	$150,102	150,234	—	—	150,234

Recap by product type:
Mutual funds	$15,264	17,329	20,571	21,370		$22,781	23,490	—	—
Closed-end funds	39,570	41,892	45,629	45,985		46,634	46,791	—	—
Managed accounts-retail	31,642	34,806	38,336	38,480		39,575	37,353	—	—
Managed accounts-institutional	28,858	33,789	36,443	38,960		41,112	42,600	—	—

Total assets under management	$115,334	127,815	140,979	144,796		$150,102	150,234	—	—

Recap by manager:
Nuveen	$65,968	69,493	76,480	77,315		$78,396	82,585	—	—
NWQ	14,519	16,568	19,281	19,624		20,481	18,488	—	—
Rittenhouse	—	—	—	—		—	—	—	—
Santa Barbara	3,336	3,677	3,785	3,804		3,670	3,161	—	—
Symphony	6,811	7,293	8,103	8,477		8,848	8,391	—	—
Tradewinds	18,564	23,511	24,562	25,389		27,600	26,116	—	—
HydePark	1,158	1,285	1,401	1,464		1,478	1,268	—	—
Winslow Capital	4,979	5,989	7,366	8,723		9,630	10,225	—	—

Total assets under management	$115,334	127,815	140,979	144,796		$150,102	150,234	—	—

Recap by style:
Equity-based	$46,563	54,717	60,366	63,054		$66,943	62,953	—	—
Municipals	60,069	62,498	68,570	68,670		69,280	73,788	—	—
Taxable income-oriented	8,702	10,601	12,043	13,072		13,879	13,494	—	—

Total assets under management	$115,334	127,815	140,979	144,796		$150,102	150,234	—	—

TABLE 2
Nuveen Investments
Adjusted EBITDA (1) Reconciliation
Unaudited
(in thousands)
This table presents adjustments reconciling income before taxes shown in the Company’s financial statements to Adjusted EBITDA (1) calculated in accordance with the Company’s Credit Agreement.

	Q2 2010
Income/(loss) before taxes (consolidated) (Preliminary GAAP)	(141,331)

Other (income)/expense — consolidated variable interest entities	145,773
Net interest (income)/expense — consolidated variable interest entities	(26,670)

Net interest expense	78,514
Amortization & depreciation	21,730	(2)

Adjustments per Credit Agreement:
Non-cash compensation	13,314	(3)
Deal related expenses	286	(4)
Retention, severance and recruiting expense	6,186	(5)
Structured products distribution expense	11,893	(6)
Non-recurring items	2,360	(7)
Pro forma restructuring	142	(8)
Debt and investment related expenses	(5,426	) (9)

Adjusted EBITDA (1)	$106,771

(1)	Earnings before interest, taxes, depreciation and amortization (EBITDA) is presented on an adjusted basis consistent with the definitions included in our Bank Credit Agreement. Adjusted EBITDA is a non-GAAP financial measure and has been included because it is a basis upon which our management assesses and will assess our operating performance. Adjusted EBITDA is not a measure of our liquidity or financial performance under GAAP. Our measure of adjusted EBITDA is not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the methods of calculation.

(2)	$17,545 of this amount is included in the Amortization of intangible assets line in the consolidated financial statements and $4,185 is included in Occupancy and equipment.

(3)	This amount is included in the Compensation and benefits line in the consolidated financial statements.

(4)	This amount is included in the Other income/(expense) line in the consolidated financial statements.

(5)	$6,693 of this amount is included in the Compensation and benefits line in the consolidated financial statements, $563 is included in Severance and ($1,070) is included in Other operating expense in the consolidated financial statements.

(6)	$10,288 of this amount is included in the Other operating expense line in the consolidated financial statements and $1,605 is included in Compensation and benefits.

(7)	$122 of this amount is included in the Other income/(expense) line in the consolidated financial statements, $488 is included in Outside and professional services and $1,750 is included in Other operating expense.

(8)	This amount is included in the Occupancy and equipment line in the consolidated financial statements.

(9)	($5,645) of this amount is included in Other income/(expense) in the consolidated financial statements, ($530) is included in Other operating expense, and $749 is included in Net interest expense.

TABLE 2 (continued)
Nuveen Investments
Adjusted EBITDA (1) Reconciliation
Unaudited
(in thousands)
This table presents adjustments reconciling income before taxes shown in the Company’s financial statements to Adjusted EBITDA (1) calculated in accordance with the Company’s Credit Agreement.

	Q2 2009
Income/(loss) before taxes (consolidated) (GAAP)	43,108

Other (income)/expense — consolidated variable interest entities	(57,714)
Net interest (income)/expense — consolidated variable interest entities	(6,535)

Net interest expense	67,699
Amortization & depreciation	19,956	(2)

Adjustments per Credit Agreement:
Non-cash compensation	8,957	(3)
Deal related expenses	1,587	(4)
Retention, severance and recruiting expense	8,922	(5)
Structured products distribution expense	4,135	(6)
Non-recurring items	1,508	(7)
Pro forma restructuring	3,790	(8)
Debt and investment related expenses	(2,998	) (9)

Adjusted EBITDA (1)	$92,415

(1)	Earnings before interest, taxes, depreciation and amortization (EBITDA) is presented on an adjusted basis consistent with the definitions included in our Bank Credit Agreement. Adjusted EBITDA is a non-GAAP financial measure and has been included because it is a basis upon which our management assesses and will assess our operating performance. Adjusted EBITDA is not a measure of our liquidity or financial performance under GAAP. Our measure of adjusted EBITDA is not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the methods of calculation.

(2)	$16,210 of this amount is included in the Amortization of intangible assets line in the consolidated financial statements and $3,746 is included in Occupancy and equipment.

(3)	This amount is included in the Compensation and benefits line in the consolidated financial statements.

(4)	$1,566 of this amount is included in the Other income/(expense) line in the consolidated financial statements, and $21 is included in Travel and entertainment.

(5)	$6,620 of this amount is included in the Severance line in the consolidated financial statements, $1,180 is included in Other operating expenses and $1,122 is included in Compensation and benefits in the consolidated financial statements.

(6)	$3,797 of this amount is included in the Other operating expenses line in the consolidated financial statements, $263 is included in Compensation and benefits, and $75 is included in Travel and entertainment in the consolidated financial statements.

(7)	$804 of this amount is included in the Other income/(expense) line in the consolidated financial statements, $518 is included in Outside and professional services, $100 is included in Compensation and benefits, $48 is included in Travel and entertainment, $48 is included in Occupancy and equipment, $6 is included in Advertising and product promotion, and ($16) is included in Other operating expenses in the consolidated financial statements.

(8)	$1,792 of this amount is included in the Compensation and benefits line in the consolidated financial statements, $1,515 is added back to Advisory fee revenue, and $483 is included in Occupancy and equipment in the consolidated financial statements.

(9)	($3,219) of this amount is included in the Other income/(expense) line in the consolidated financial statements, ($335) is included in Other operating expense, and $556 is included in Net interest expense.

TABLE 2 (continued)
Nuveen Investments
Adjusted EBITDA (1) Reconciliation
Unaudited
(in thousands)
This table presents adjustments reconciling income before taxes shown in the Company’s financial statements to Adjusted EBITDA (1) calculated in accordance with the Company’s Credit Agreement.

	Q2 2010
	LTM (2)
Income/(loss) before taxes (consolidated) (Preliminary GAAP)	(121,005)

Other (income)/expense — consolidated variable interest entities	53,415
Net interest (income)/expense — consolidated variable interest entities	(70,380)

Net interest expense	326,073
Amortization & depreciation	89,423	(3)

Adjustments per Credit Agreement:
Non-cash compensation	72,512	(4)
Deal related expenses	2,422	(5)
Retention, severance and recruiting expense	44,221	(6)
Structured products distribution expense	23,567	(7)
Non-recurring items	16,728	(8)
Pro forma restructuring	1,154	(9)
Debt and investment related expenses	(22,497	) (10)

Adjusted EBITDA (1)	$415,633

(1)	Earnings before interest, taxes, depreciation and amortization (EBITDA) is presented on an adjusted basis consistent with the definitions included in our Bank Credit Agreement. Adjusted EBITDA is a non-GAAP financial measure and has been included because it is a basis upon which our management assesses and will assess our operating performance. Adjusted EBITDA is not a measure of our liquidity or financial performance under GAAP. Our measure of adjusted EBITDA is not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the methods of calculation.

(2)	LTM represents the last twelve-month period including the last two quarters of 2009 and the first two quarters of 2010.

(3)	$72,937 of this amount is included in the Amortization of intangible assets line in the consolidated financial statements and $16,486 is included in Occupancy and equipment.

(4)	This amount is included in the Compensation and benefits line in the consolidated financial statements.

(5)	This amount is included in the Other income/(expense) line in the consolidated financial statements.

(6)	$16,699 of this amount is included in the Severance line in the consolidated financial statements, $1,872 is included in Other operating expenses and $25,650 is included in Compensation and benefits in the consolidated financial statements.

(7)	$20,537 of this amount is included in the Other operating expenses line in the consolidated financial statements, and $3,030 is included in Compensation and benefits in the consolidated financial statements.

(8)	$9,521 of this amount is included in the Other income/(expense) line in the consolidated financial statements, $3,179 is included in Outside and professional services, $805 is included in Compensation and benefits, $52 is included in Occupancy and equipment, $178 is included in Travel and entertainment and $2,993 is included in Other operating expenses in the consolidated financial statements.

(9)	This amount is included in the Occupancy and equipment line in the consolidated financial statements.

(10)	($25,751) of this amount is included in Other income/(expense) in the consolidated financial statements, ($1,530) is included in Other operating expense, and $4,784 is included in Net interest expense.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 11, 2010	NUVEEN INVESTMENTS, INC.

	By:	/s/ John L. MacCarthy
Name: John L. MacCarthy
Title: Executive Vice President